P R O S P E C T U S

May 1, 2013, as supplemented December 6, 2013

WRL ASSOCIATE FREEDOM ELITE BUILDER®

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office

570 Carillon Parkway

St. Petersburg, Florida 33716

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only)
1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Associate Freedom Elite Builder® (“Policy”), a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (the “Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”), the ProFunds, the Access One Trust (Access Trust”), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”) (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy. Note: If your Policy was issued in the State of New Jersey before January 1, 2009, then you may not allocate your Policy’s cash value to the fixed account.

Investing in the Policy involves investment risk and fluctuating interest rates.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY

TRANSAMERICA SERIES TRUST:*		TRANSAMERICA SERIES TRUST (CONT.):		PROFUNDS (CONT.):
➢	TRANSAMERICA AEGON ACTIVE ASSET	➢	TRANSAMERICA MORGAN STANLEY MID-	➢	PROFUND VP JAPAN
	ALLOCATION – CONSERVATIVE VP		CAP GROWTH VP
➢	TRANSAMERICA AEGON ACTIVE ASSET	➢	TRANSAMERICA MULTI-MANAGED	➢	PROFUND VP MID-CAP
	ALLOCATION – MODERATE GROWTH VP		BALANCED VP
➢	TRANSAMERICA AEGON ACTIVE ASSET	➢	TRANSAMERICA PIMCO TACTICAL-	➢	PROFUND VP MONEY MARKET
	ALLOCATION – MODERATE VP		BALANCED VP
➢	TRANSAMERICA AEGON HIGH YIELD BOND	➢	TRANSAMERICA PIMCO TACTICAL-	➢	PROFUND VP NASDAQ-100
	VP		CONSERVATIVE VP
➢	TRANSAMERICA AEGON MONEY MARKET	➢	TRANSAMERICA PIMCO TACTICAL-	➢	PROFUND VP OIL & GAS
	VP		GROWTH VP
➢	TRANSAMERICA AEGON U.S.	➢	TRANSAMERICA PIMCO TOTAL RETURN VP	➢	PROFUND VP PHARMACEUTICALS
GOVERNMENT SECURITIES VP
➢	TRANSAMERICA ALLIANCEBERNSTEIN	➢	TRANSAMERICA SYSTEMATIC SMALL/MID	➢	PROFUND VP PRECIOUS METALS
	DYNAMIC ALLOCATION VP		CAP VALUE VP
➢	TRANSAMERICA ASSET ALLOCATION –	➢	TRANSAMERICA T. ROWE PRICE SMALL CAP	➢	PROFUND VP SHORT EMERGING MARKETS
	CONSERVATIVE VP		VP
➢	TRANSAMERICA ASSET ALLOCATION –	➢	TRANSAMERICA VANGUARD ETF	➢	PROFUND VP SHORT INTERNATIONAL
	GROWTH VP		PORTFOLIO-BALANCED VP
➢	TRANSAMERICA ASSET ALLOCATION –	➢	TRANSAMERICA VANGUARD ETF	➢	PROFUND VP SHORT NASDAQ-100
	MODERATE GROWTH VP		PORTFOLIO-GROWTH VP
➢	TRANSAMERICA ASSET ALLOCATION –	➢	TRANSAMERICA WMC DIVERSIFIED	➢	PROFUND VP SHORT SMALL-CAP
	MODERATE VP		GROWTH VP
➢	TRANSAMERICA BARROW HANLEY			➢	PROFUND VP SMALL-CAP
DIVIDEND FOCUSED VP
➢	TRANSAMERICA BLACKROCK GLOBAL			➢	PROFUND VP SMALL CAP VALUE
	ALLOCATION VP	FIDELITY FUNDS:**
➢	TRANSAMERICA BNP PARIBAS LARGE CAP			➢	PROFUND VP TELECOMMUNICATIONS
	GROWTH VP	➢	FIDELITY VIP INDEX 500 PORTFOLIO
➢	TRANSAMERICA BLACKROCK TACTICAL			➢	PROFUND VP ULTRANASDAQ-100
ALLOCATION VP
➢	TRANSAMERICA CLARION GLOBAL REAL			➢	PROFUND VP ULTRASMALL-CAP
	ESTATE SECURITIES VP	PROFUNDS:
➢	TRANSAMERICA HANLON INCOME VP	➢	PROFUND VP ASIA 30	➢	PROFUND VP U.S. GOVERNMENT PLUS
➢	TRANSAMERICA INTERNATIONAL	➢	PROFUND VP BASIC MATERIALS	➢	PROFUND VP UTILITIES
MODERATE GROWTH VP
➢	TRANSAMERICA JPMORGAN CORE BOND	➢	PROFUND VP BULL
	VP			ACCESS TRUST:
➢	TRANSAMERICA JPMORGAN ENHANCED	➢	PROFUND VP CONSUMER SERVICES
	INDEX VP			➢	ACCESS VP HIGH YIELD FUND
➢	TRANSAMERICA JPMORGAN TACTICAL	➢	PROFUND VP EMERGING MARKETS
ALLOCATION VP
➢	TRANSAMERICA JANUS BALANCED VP	➢	PROFUND VP EUROPE 30	ALLIANCEBERNSTEIN VARIABLE
PRODUCTS SERIES FUND, INC.:
➢	TRANSAMERICA JENNISON GROWTH VP	➢	PROFUND VP FALLING U.S. DOLLAR	➢	ALLIANCEBERNSTEIN BALANCED WEALTH
STRATEGY PORTFOLIO
➢	TRANSAMERICA MFS INTERNATIONAL	➢	PROFUND VP FINANCIALS	FRANKLIN TEMPLETON VARIABLE
	EQUITY VP			PRODUCTS TRUST:
➢	TRANSAMERICA MORGAN STANLEY CAPITAL	➢	PROFUND VP INTERNATIONAL	➢	FRANKLIN TEMPLETON VIP FOUNDING
	GROWTH VP				FUNDS ALLOCATION FUND

*	Transamerica JP Morgan Mid Cap Value VP, previously offered as an investment option under the Policy, does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.
**	Effective May 1, 2003, the Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio and the Fidelity VIP Growth Opportunities Portfolio were no longer available for sale to new investors. Prospectuses for those portfolios were mailed under separate cover to policyowners currently invested in the portfolios.

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POLICY BENEFITS/RISK SUMMARY	WRL ASSOCIATE FREEDOM ELITE

BUILDER®

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The WRL Associate Freedom Elite Builder® is an individual flexible premium variable life insurance policy.

•	The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance that you own.

•	For Policies applied for on or after May 1, 2009, we offer four (4) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:

•	Band 1: $50,000—$249,999

•	Band 2: $250,000—$499,999

•	Band 3: $500,000—$999,999

•	Band 4: $1,000,000 or more

•	Certain Policy charges are based on the band of coverage. Generally, the higher the band the lower the charges.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

•	You will have a “free-look period” once we deliver your Policy. You may return the Policy with the owner’s original signature and a written request during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page. Please see “Canceling a Policy” for a description of the free-look period.

•	You may apply for an increase in the specified amount at any time before the insured’s 86th birthday, and you may decrease the specified amount after your Policy has been in force for three years, but you may not increase and decrease the specified amount in the same Policy year. If approved, the change will take effect on the next Policy Monthiversary. Changes are not allowed after the insured reaches age 95. The amount of your decrease may be limited. For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount.”

•	You can invest your premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccount invest.

•	You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 3% annual interest) or in any of the subaccounts of the WRL Series Life Account (the “Separate Account”) which are described in this prospectus. The fixed account is not available to you if your Policy was issued before January 1, 2009 in the State of New Jersey.

•	The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals). Returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

•	Your Policy has a no lapse guarantee which means that as long as certain requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page. This is true even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest, that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. The no lapse guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs. Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option.

•	Increase or decrease the amount of life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under the Policy.

•	Take a loan against the Policy.

•	Take cash withdrawals or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any due and unpaid charges if the insured dies during the grace period.

You may choose one of three Death Benefit Options:

•	Under Option A, the death benefit is the greatest of:

•	The specified amount; or

•	The minimum death benefit under the Guideline Premium Test; or

•	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option B, the death benefit is the greatest of:

•	The specified amount plus the Policy’s cash value on the date of the insured’s death; or

•	The minimum death benefit under the Guideline Premium Test; or

•	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option C, the death benefit is the greatest of:

•	The amount payable under Option A; or

•	The specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death; or

•	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value

Your cash value is the sum of the value of your investment in the subaccounts plus the value of the fixed account, (including the loan reserve account) on any business day. It is not guaranteed—it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

•	Withdrawals – You can withdraw part of your Policy’s net surrender value once each year after the first Policy year. Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•	Loans – After the first Policy year, you can take a loan from the Policy using your Policy’s net surrender value as security as long as you qualify. Loans and loan interest rates are described in the section of this prospectus entitled “Loans.”

•	Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive. Surrenders are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.”

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds. Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value among the fixed account and the subaccounts without paying any current income tax. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing. For more details, please refer to the section entitled “Transfers” in this prospectus.

Tax Information

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary. If your policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis. In addition, such gains may be subject to a 10% penalty tax if received before age 59 1⁄2. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that your cash value will decrease. Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with interest at a rate declared by us. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

Risks of Managing General Account Assets

The general account assets of Western Reserve Life Assurance Co. of Ohio (“WRL”; “Western Reserve”; or the “Company”) are used to support the payment of the death benefit under the Policies. To the extent that Western Reserve is required to pay you amounts in addition to the Policy’s cash value under the death benefit, such amounts will come from general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Western Reserve’s general creditors. Western Reserve’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

Federal tax laws put limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes. Please refer to the section entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the No Lapse Guarantee is in effect. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage. A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy. For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section in this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy’s specified amount.

•	Reduce the death benefit proceeds paid to your beneficiary.

•	Make your Policy more susceptible to lapsing.

•	Trigger federal income taxes and, possibly a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance could considerably reduce or eliminate some benefits or guarantees under the Policy. Federal income taxes and a penalty tax may apply to loans and cash withdrawals. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits. For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Tax Consequences of Withdrawals, Surrenders and Loans

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to age 59 1⁄2. Tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: Certain transactions may subject you to income tax even if your Policy is not a MEC. You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning your Policy. Please Note: We have presented two versions of each table. Section A includes the fee tables for Policies that were applied for on or after May 1, 2009, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”). Section B includes the fee tables for Policies that were issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

SECTION A

Fee Tables for Policies Applied for On or After May 1, 2009

(Based on the 2001 C.S.O. Tables)

FOR ASSOCIATE POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

The first table describes the fees and expenses that you will pay when buying and owning the Policy; because you are eligible to buy a Policy, certain fees and expenses that are included in the public Freedom Elite Builder are waived or reduced.

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Expedited Delivery[1]	When service is provided	Will vary based on the	$30 for overnight ($35 for
(cash withdrawals &		vendor rates at the time of	Saturday delivery); $50 for
surrenders)		service	wire service

Living Benefit Rider[3]	When rider is exercised	Discount Factor	Discount Factor
(an Accelerated Death
Benefit)

[1]	The charges are assessed when we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment and are subject to change if the delivery service provider increases rates for such services. You can obtain further information about these charges by contacting our administrative office.
[2]	The Company reserves the right at any time to change the current charges, but never to a level that exceeds the guaranteed charge.
[3]	We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for lost income due to early payment of the death benefit. The discount factor is equal to the current yield on 90 day U.S. Treasury bills or the Policy loan rate (currently, an effective annual rate of 3.75%, not to exceed 4.0%), whichever is greater. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR ASSOCIATE POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$7.00 per month during the first Policy year; $12.00 per month thereafter, issue ages 0-17	$7.00 per month for juveniles, issue ages 0-17

		$0 per month for issue ages 18 and higher	$0 per month for issue ages 18 and higher

Cost of Insurance[4] (without Extra Ratings)[5]	Monthly, on the Policy date and on each Monthiversary

Maximum Charge[6]		$29.79 per $1,000 of net amount at risk per month[7]	$29.19 per $1,000 of net amount at risk per month[7]

Minimum Charge[8]		$0.02 per $1,000 of net amount at risk per month[7]	$0.01 per $1,000 of net amount at risk per month[7]

[4]	Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender and underwriting class, specified amount, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each band of specified amount. For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
[5]	We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates of up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
[6]	This maximum charge is based on an insured with the following characteristics: Male, age 65 at issue, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 35th Policy year. This maximum charge may also apply to insureds with other characteristics.
[7]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary. Please refer to the section entitled “Charges and Deductions – Monthly Deductions” for a description of the factor.
[8]	This minimum charge is based on an insured with the following characteristics: Female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR ASSOCIATE POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Cost of Insurance (continued)
Initial Charge for a male		$0.09 per $1,000 of net	$0.04 per $1,000 of net
insured, issue age 35, in		amount at risk per month[7]	amount at risk per
the ultimate select non-			month[7]
tobacco use class, Band 2

Mortality and Expense Risk Charge	Daily	Annual rate of 1.50% of average daily net assets of each subaccount in which you are invested (for all Policy years)	Annual rate of 1.50% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[9]	On Policy anniversary or earlier, as applicable[10]	1.0% (effective annual rate)	0.75% (effective annual rate)

Optional Rider Charges:[11]

Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

Maximum Charge[12]		$0.18 per $1,000 of rider	$0.18 per $1,000 of
		face amount per month	rider face amount per
month

Minimum Charge[13]		$0.10 per $1,000 of rider	$0.10 per $1,000 of
		face amount per month	rider face amount per
month

[9]	The loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed). After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0% .
[10]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.
[11]	Optional Rider Charges are based on a number of factors including, but not limited to: some combination of each insured’s issue age or attained age, gender, underwriting class, Policy year, and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy and will not exceed the guaranteed charges included in this prospectus. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
[12]	This maximum charge is based on an insured with the following characteristics: Attained age 66. This maximum charge may also apply to insureds with other attained ages.
[13]	This minimum charge is based on an insured with the following characteristics: Attained age 40. This minimum charge may also apply to insureds with other attained ages.

FOR ASSOCIATE POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Accidental Death Benefit
Rider (continued)

Initial Charge for a male		$0.10 per $1,000 of rider	$0.10 per $1,000 of rider
insured, issue age 35		face amount per month	face amount per month

Disability Waiver Rider[14]	Monthly, on the Policy
date and on each
Monthiversary until the
insured reaches age 60

Maximum Charge[15]		$0.39 per $1,000 of net	$0.39 per $1,000 of net
		amount at risk per month[7]	amount at risk per month[7]

Minimum Charge[16]		$0.03 per $1,000 of net	$0.03 per $1,000 of net
		amount at risk per month[7]	amount at risk per month[7]

Initial charge for a male		$0.05 per $1,000 of net	$0.05 per $1,000 of net
insured, issue age 35		amount at risk per month[7]	amount at risk per month[7]

[14]	Disability Waiver charges are based on the base insured’s issue age and gender, and the net amount at risk. The charges shown are for Base Policy only (without riders). The addition of riders would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
[15]	This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
[16]	This minimum charge is based on an insured with the following characteristics: Male, age 18 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR ASSOCIATE POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Disability Waiver and Income	Monthly, on the Policy
Rider[17]	date and on each
(Income charges plus Waiver of	Monthiversary until the
Monthly Deductions charges)	insured reaches age 60

Income portion:

Maximum Charge[18]		$0.86 per $10 monthly rider	$0.86 per $10 monthly
		benefit	rider benefit

Minimum Charge[19]		$0.20 per $10 monthly rider	$0.20 per $10 monthly
		benefit	rider benefit

Initial charge for a male		$0.28 per $10 monthly rider	$0.28 per $10 monthly
insured, issue age 35		benefit	rider benefit

Monthly deductions waiver
portion:

Maximum Charge[15]		$0.39 per $1,000 of net	$0.39 per $1,000 of net
		amount at risk per month[7]	amount at risk per month[7]

Minimum Charge[16]		$0.03 per $1,000 of net	$0.03 per $1,000 of net
		amount at risk per month[7]	amount at risk per month[7]

Initial charge for a male		$0.05 per $1,000 of net	$0.05 per $1,000 of net
insured, issue age 35		amount at risk per month[7]	amount at risk per month[7]

Children’s Insurance Rider[20]	Monthly, on the Policy	$0.60 per $1,000 of rider	$0.60 per $1,000 of rider
	date and on each	face amount per month	face amount per month
Monthiversary until the
insured child reaches age
25

Other Insured Rider[21]	Monthly, on the Policy
(without Extra Ratings)[4]	date and on each
Monthiversary until the
insured reaches age 100

Maximum Charge[22]		$29.79 per $1,000 of rider	$29.19 per $1,000 of rider
		face amount per month	face amount per month

[17]	The charge for this rider is based on the primary insured’s issue age and gender, net amount at risk, and the amount of monthly income that would be paid in the event of total disability, as defined in the rider.
[18]	This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
[19]	This minimum charge is based on an insured with the following characteristics: Male, age 18 at issue. This minimum charge may also apply to insureds with other characteristics.
[20]	The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
[21]	Rider charges are cost of insurance charges that are based on each other insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy and will not exceed the guaranteed charges included in this prospectus. You can obtain more information about these riders by contacting your registered representative.
[22]	This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

FOR ASSOCIATE POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Other Insured Rider[21]	Monthly, on the Policy
(continued)	date and on each
(without Extra Ratings)[4]	Monthiversary until the
insured reaches age 100

Minimum Charge[23]		$0.02 per $1,000 of rider	$0.01 per $1,000 of
		face amount per month	rider face amount per
month

Initial charge for a		$0.05 per $1,000 of rider	$0.04 per $1,000 of
female insured, issue age		face amount per month	rider face amount per
30, in the ultimate select			month
non-tobacco use class

[23]	This minimum charge is based on an insured with the following characteristics: Female, age 5 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

SECTION B

Fee Tables for Policies Issued Before January 1, 2009

(Based on the 1980 C.S.O. Tables)

FOR ASSOCIATE POLICIES ISSUED BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying and owning the Policy; because you are eligible to buy a Policy, certain fees and expenses that are included in the public Freedom Elite Builder are waived or reduced.

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Expedited Delivery[1] (cash withdrawals & surrenders)	When service is provided	Will vary based on the vendor rates at the time of service	$30 for overnight ($35 for Saturday delivery); $50 for wire service

Living Benefit Rider[3] (an Accelerated Death Benefit)	When rider is exercised	Discount Factor	Discount Factor

[1]	The charges are assessed when we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment and are subject to change if the delivery service provider increases rates for such services. You can obtain further information about these charges by contacting our administrative office.
[2]	The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
[3]	We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to early payment of the death benefit. The discount factor is equal to the current yield on 90 day U.S. Treasury bills or the Policy loan interest rate(currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%), whichever is greater. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR ASSOCIATE POLICIES ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own an Associate Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Cost of Insurance[4] (without Extra Ratings)[5]	Monthly, on the Policy date and on each Monthiversary

Maximum Charge[6]		$83.33 per $1,000 of net amount at risk per month[7]	$19.35 per $1,000 of net amount at risk per month[7,8]

Minimum Charge		$0.06 per $1,000 of net amount at risk per month[7,8]	$0.02 per $1,000 of net amount at risk per month[7,9]

[4]	Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age and gender, underwriting class, the specified amount, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
[5]	We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
[6]	This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue, standard tobacco class, and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.
[7]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary. Please refer to the section entitled “Charges and Deductions – Monthly Deductions” for a description of the factor.
[8]	This minimum charge is based on an insured with the following characteristics: Female, age 10 at issue, juvenile class, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
[9]	This minimum charge is based on an insured with the following characteristics: female, age 30 at issue, ultimate select non-tobacco class in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR ASSOCIATE POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Cost of Insurance (continued)

Initial Charge for a male insured, issue age 35, in the ultimate select non-tobacco use class[10]		$0.14 per $1,000 of net amount at risk per month[7]	$0.03 per $1,000 of net amount at risk per month[7]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1 – 15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[11]	On Policy anniversary or earlier, as applicable[12]	1.0% (effective annual rate)	0.75% (effective annual rate)

Optional Rider Charges:[13]

Accidental Death Benefit Rider[13]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

Maximum Charge[14]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[15]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

[10]	Because we no longer offer the 1980 C.S.O. version of this Policy, the information regarding the “representative insured” has not been updated since sales terminated in 2008.
[11]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed). After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0% .
[12]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.
[13]	Optional Rider Cost of insurance charges are based on some combination of each insured’s issue age or attained age, gender and underwriting class, and the Policy year, and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. The rider will indicate the maximum guaranteed rider charges applicable to your Policy and will not exceed the guaranteed charges included in this prospectus. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
[14]	1This maximum charge is based on an insured with the following characteristics: Attained age 66. This maximum charge may also apply to insureds with other attained ages.
[15]	This minimum charge is based on an insured with the following characteristics: Attained age 40. This minimum charge may also apply to insureds with other attained ages.

FOR ASSOCIATE POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Accidental Death Benefit Rider (continued)

Initial Charge for a male insured, issue age 35[10]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[17]		$0.39 per $1,000 of net amount at risk per month[7]	$0.39 per $1,000 of net amount at risk per month[7]

Minimum Charge[18]		$0.03 per $1,000 of net amount at risk per month[7]	$0.03 per $1,000 of net amount at risk per month[7]

Initial charge for a male insured, issue age 35[10]		$0.05 per $1,000 of net amount at risk per month[7]	$0.05 per $1,000 of net amount at risk per month[7]

[16]	Disability Waiver charges are based on the base insured’s issue age, gender and net amount at risk. The charges shown are for Base Policy only (without riders). The addition of riders would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
[17]	This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
[18]	This minimum charge is based on an insured with the following characteristics: Male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR ASSOCIATE POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Disability Waiver and Income Rider[19]	Monthly, on the Policy date and on each
(Income charges plus Waiver of Monthly Deductions charges)	Monthiversary until the insured reaches age 60

Income portion:

Maximum Charge[20]		$0.86 per $10 monthly rider benefit	$0.86 per $10 monthly rider benefit

Minimum Charge[21]		$0.20 per $10 monthly rider benefit	$0.20 per $10 monthly rider benefit

Initial charge for a male insured, issue age 35		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit

Waiver of Monthly
Deductions portion:

Maximum Charge[17]		$0.39 per $1,000 of net amount at risk per month[7]	$0.39 per $1,000 of net amount at risk per month[7]

Minimum Charge[18]		$0.03 per $1,000 of net amount at risk per month[7]	$0.03 per $1,000 of net amount at risk per month[7]

Initial charge for a male insured, issue age 35[10]		$0.05 per $1,000 of net amount at risk per month[7]	$0.05 per $1,000 of net amount at risk per month[7]

Children’s Insurance Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

[19]	The charge for this rider is based on the primary insured’s issue age and gender, net amount at risk and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in this rider.
[20]	This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
[21]	This minimum charge is based on an insured with the following characteristics: Male, age 27 at issue. This minimum charge may also apply to insureds with other characteristics.
[22]	The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.

FOR ASSOCIATE POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued)
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[2]
Other Insured Rider[23] (without Extra Ratings)[5]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Maximum Charge[24]		$83.33 per $1,000 of rider face amount per month	$19.35 per $1,000 of rider face amount per month

Minimum Charge[25]		$0.06 per $1,000 of rider face amount per month[25]	$0.02 per $1,000 of rider face amount per month[9]

Initial charge for a female insured, issue age 30, in the ultimate select non-tobacco use class[10]		$0.10 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

[23]	Rider charges are cost of insurance charges that are based on each other insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.
[24]	This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.
[25]	This minimum charge is based on an insured with the following characteristics: Female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2012. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	2.36%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.35%	1.68%

[1]	The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. The expenses shown are those incurred for the year ended December 31, 2012. Current or future expenses may be greater or less than those shown.
[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Fund groups on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Templeton VIP Founding Funds Allocation Fund for a presentation of the applicable Acquired Fund fees and expenses.
[3]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 32 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2014.

WESTERN RESERVE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy as long as the Policy is active and in force.

Financial Condition of the Company

The benefits under the Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s separate account. It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account. Your cash value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. See “The Fixed Account.” Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of the subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account - are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our mailing address - Western Reserve Life Assurance Co. of Ohio, 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL’s ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations - A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Separate Account

The separate account is an investment account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.

•	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts and/or create new separate accounts.

•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.

•	Transfer assets of the separate account or any subaccount which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.

•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.

•	Establish additional separate accounts or subaccounts to invest in new portfolios.

•	Manage the separate account at the direction of a committee.

•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.

•	Change the investment objective of a subaccount.

•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.

•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Western Reserve’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account’s assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.” Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0% . We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.) We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or the monthly deductions charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

New Jersey: The fixed account is not available to you if your Policy was issued before January 1, 2009 in the State of New Jersey. You may not direct or transfer premium payments or cash value to the fixed account. The fixed account is available to you only in connection with Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses, by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully. Note: If you received a summary prospectus for any of the portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:

Transamerica AEGON Active	Transamerica Asset Management,	Seeks current income and
Asset Allocation – Conservative	Inc.	preservation of capital.
VP1	AEGON USA Investment
Management, LLC

Transamerica AEGON Active	Transamerica Asset Management,	Seeks capital appreciation with
Asset Allocation – Moderate	Inc.	current income as a secondary
Growth VP1	AEGON USA Investment	objective.
Management, LLC

Transamerica AEGON Active	Transamerica Asset Management,	Seeks capital appreciation and
Asset Allocation – Moderate VP1	Inc.	current income.
AEGON USA Investment
Management, LLC

Transamerica AEGON High Yield	Transamerica Asset Management,	Seeks a high level of current income
Bond VP2	Inc.	by investing in high yield debt
	AEGON USA Investment	securities.
Management, LLC

Transamerica AEGON Money	Transamerica Asset Management,	Seeks maximum current income from
Market VP3	Inc.	money market securities consistent
	AEGON USA Investment	with liquidity and preservation of
	Management, LLC	principal.

Transamerica AEGON U.S.	Transamerica Asset Management,	Seeks to provide as high a level of
Government Securities VP	Inc.	total return as is consistent with
	AEGON USA Investment	prudent investment strategies.
Management, LLC

Transamerica AllianceBernstein	Transamerica Asset Management,	Seeks capital appreciation and
Dynamic Allocation VP	Inc.	current income.
AllianceBernstein, LLP

[1]	Each of these asset allocation portfolios is a fund-of-funds and invests in a combination of underlying Exchange Traded Funds (“ETFs”). Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
[2]	Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
[3]	There can be no assurance that the Transamerica AEGON Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica AEGON Money Market VP subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Asset Allocation –	Transamerica Asset Management,	Seeks current income and
Conservative VP4	Inc.	preservation of capital.

Transamerica Asset Allocation –	Transamerica Asset Management,	Seeks long-term capital appreciation.
Growth VP4	Inc.

Transamerica Asset Allocation –	Transamerica Asset Management,	Seeks capital appreciation with
Moderate Growth VP4	Inc.	current income as a secondary
objective.

Transamerica Asset Allocation –	Transamerica Asset Management,	Seeks capital appreciation and
Moderate VP4	Inc.	current income.

Transamerica Barrow Hanley	Transamerica Asset Management,	Seeks total return gained from the
Dividend Focused VP5	Inc.	combination of dividend yield,
	Barrow, Hanley, Mewhinney &	growth of dividends and capital
	Strauss, LLC	gains.

Transamerica BlackRock Global	Transamerica Asset Management,	Seeks high total investment return.
Allocation VP6	Inc.
BlackRock Investment
Management, LLC

Transamerica BlackRock Tactical	Transamerica Asset Management,	Seeks capital appreciation with
Allocation VP7	Inc.	current income as a secondary
	BlackRock Investment	objective.
Management, LLC

Transamerica BNP Paribas Large	Transamerica Asset Management,	Seeks long-term capital appreciation.
Cap Growth VP8	Inc.
BNP Paribas Asset Management,
Inc.

Transamerica Clarion Global Real	Transamerica Asset Management,	Seeks long-term total return from
Estate Securities VP	Inc.	investments primarily in equity
	CBRE Clarion Real Estate	securities of real estate companies.
	Securities, L.P.	Total return consists of realized and
unrealized capital gains and losses
plus income.

Transamerica Hanlon Income VP9	Transamerica Asset Management,	Seeks conservative stability.
Inc. Hanlon Investment Management, Inc.

[4]	Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
[5]	Formerly, Transamerica BlackRock Large Cap Value VP.
[6]	This portfolio is a “feeder fund “which is one of several funds that invests in an umbrella fund called the “master fund”, which oversees all portfolio investments and trading activity. The master fund for this portfolio is BlackRock Global Allocation V.I. Fund of the BlackRock Variable Series Fund, Inc.Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
[7]	This portfolio is a fund of funds and invests in a combination of underlying Transamerica Series Trust portfolios and certain funds of Transamerica Funds.Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
[8]	Formerly, Transamerica Multi-Managed Large Cap Core VP.
[9]	This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica International	Transamerica Asset Management,	Seeks capital appreciation with
Moderate Growth VP4	Inc.	current income as a secondary
objective.

Transamerica JPMorgan Core	Transamerica Asset Management,	Seeks total return, consisting of
Bond VP	Inc.	income and capital appreciation.
JPMorgan Investment Advisors
Inc.

Transamerica JPMorgan	Transamerica Asset Management,	Seeks to earn a total return modestly
Enhanced Index VP	Inc.	in excess of the total return
	J. P. Morgan Investment	performance of the Standard &
	Management Inc.	Poor’s 500 Composite Stock Index
(“S&P 500”) (including the
reinvestment of dividends) while
maintaining a volatility of return
similar to the S&P 500.

Transamerica JPMorgan Tactical	Transamerica Asset Management,	Seeks current income and
Allocation VP	Inc.	preservation of capital.
J. P. Morgan Investment
Management Inc.

Transamerica Janus Balanced VP	Transamerica Asset Management,	Seeks long-term capital growth,
	Inc.	consistent with preservation of
	Janus Capital Management LLC	capital and balanced by current
income.

Transamerica Jennison Growth VP	Transamerica Asset Management,	Seeks long-term growth of capital.
Inc.
Jennison Associates, LLC.

Transamerica MFS International	Transamerica Asset Management,	Seeks capital growth.
Equity VP	Inc.
MFS® Investment Management

Transamerica Morgan Stanley	Transamerica Asset Management,	Seeks to maximize long-term growth.
Capital Growth VP	Inc.
Morgan Stanley Investment
Management Inc.

Transamerica Morgan Stanley	Transamerica Asset Management,	Seeks capital appreciation.
Mid-Cap Growth VP	Inc.
Morgan Stanley Investment
Management Inc.

Transamerica Multi-Managed	Transamerica Asset Management,	Seeks to provide a high total
Balanced VP	Inc.	investment return through
	J. P. Morgan Investment	investments in a broadly diversified
	Management Inc.	portfolio of stocks, bonds and money
	BlackRock Financial Management,	market instruments.
Inc.

Transamerica PIMCO Tactical-	Transamerica Asset Management,	Seeks a combination of capital
Balanced VP10	Inc.	appreciation and income.
Pacific Investment Management
Company LLC

[10]	Formerly, Hanlon Balanced VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica PIMCO Tactical-	Transamerica Asset Management,	Seeks a combination of capital
Conservative VP11	Inc.	appreciation and income.
Pacific Investment Management
Company LLC

Transamerica PIMCO Tactical-	Transamerica Asset Management,	Seeks a combination of capital
Growth VP12	Inc.	appreciation and income.
Pacific Investment Management
Company LLC

Transamerica PIMCO Total	Transamerica Asset Management,	Seeks maximum total return
Return VP	Inc.	consistent with preservation of
	Pacific Investment Management	capital and prudent investment
	Company LLC	management.

Transamerica Systematic	Transamerica Asset Management,	Seeks to maximize total return.
Small/Mid Cap Value VP13	Inc.
Systematic Financial Management
L.P.

Transamerica T. Rowe Price Small	Transamerica Asset Management,	Seeks long-term growth of capital by
Cap VP	Inc.	investing primarily in common stocks
	T. Rowe Price Associates, Inc.	of small growth companies.

Transamerica Vanguard ETF	Transamerica Asset Management,	Seeks to balance capital appreciation
Portfolio-Balanced VP14	Inc.	and income.
AEGON USA Investment
Management, LLC

Transamerica Vanguard ETF	Transamerica Asset Management,	Seeks capital appreciation as a
Portfolio-Growth VP15	Inc.	primary objective and income as a
	AEGON USA Investment	secondary objective.
Management, LLC

Transamerica WMC Diversified	Transamerica Asset Management,	Seeks to maximize long-term growth.
Growth VP	Inc.
Wellington Management
Company, LLP

FIDELITY FUNDS:

Fidelity VIP Index 500 Portfolio	Fidelity Management & Research	Seeks investment results that
	Company	correspond to the total return of
common stocks publicly traded in the
United States, as represented by the
Standard & Poor’s 500SM Index.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:

AllianceBernstein Balanced Wealth	AllianceBernstein L.P.	Seeks to maximize total return.
Strategy Portfolio

[11]	Formerly, Hanlon Growth and Income VP.
[12]	Formerly, Hanlon Growth VP.
[13]	Effective May 1, 2013, Transamerica Third Avenue Value VP merged with this portfolio.
[14]	Formerly, Transamerica Index 50 VP.
[15]	Formerly, Transamerica Index 75 VP. Effective May 1, 2013, Transamerica Efficient Markets VP merged with this portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

Franklin Templeton VIP Founding	See Footnote 17	Seeks capital appreciation with a
Funds Allocation Fund[16]		secondary goal of income.

PROFUNDS:

ProFund VP Asia 30[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the
ProFunds Asia 30 Index. The fund
does not seek to achieve its stated
objective over a period of time
greater than one day.

ProFund VP Basic Materials[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Dow
Jones U.S. Basic Materials Index.
The fund does not seek to achieve its
stated objective over a period of time
greater than one day.

ProFund VP Bull[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the S&P
500 Index SM. The fund does not seek
to achieve its stated objective over a
period of time greater than one day.

ProFund VP Consumer	ProFund Advisors LLC	Seeks daily investment results, before
Services[18]		fees and expenses, that correspond to
the daily performance of the Dow
Jones U.S. Consumer Services
Index®. The fund does not seek to
achieve its stated objective over a
period of time greater than one day.

ProFund VP Emerging Markets[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Bank of
New York Emerging Markets 50
ADR Index. The fund does not seek
to achieve its stated objective over a
period of time greater than one day.

[16]	This portfolio is a fund of funds and invests in a combination of Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
[17]	Franklin Templeton Services, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.
[18]	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Europe 30[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the
ProFunds Europe 30 Index. The fund
does not seek to achieve its stated
objective over a period of time
greater than one day.

ProFund VP Falling U.S. Dollar[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the inverse (opposite) of the daily
performance of the U.S. Dollar Index
(USDX) ®. The fund does not seek to
achieve its stated objective over a
period of time greater than one day.

ProFund VP Financials[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Dow
Jones U.S. Financials Index. The
fund does not seek to achieve its
stated objective over a period of time
greater than one day.

ProFund VP International[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Morgan
Stanley Capital International Europe,
Australasia and Far East (MSCI
EAFE) Index. The fund does not seek
to achieve its stated objective over a
period of time greater than one day.

ProFund VP Japan[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Nikkei
225 Stock Average. The fund does
not seek to achieve its stated
objective over a period of time
greater than one day.

ProFund VP Mid-Cap[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the S&P
MidCap 400 Index®. The fund does
not seek to achieve its stated
objective over a period of time
greater than one day.

[18]	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Money Market[18,19]	ProFund Advisors LLC	Seeks a high level of current income
consistent with liquidity and
preservation of capital. The fund does
not seek to achieve its stated
objective over a period of time
greater than one day.

ProFund VP NASDAQ-100[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the
NASDAQ-100 Index. The fund does
not seek to achieve its stated
objective over a period of time
greater than one day.

ProFund VP Oil & Gas[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Dow
Jones U.S. Oil & Gas Index. The
fund does not seek to achieve its
stated objective over a period of time
greater than one day.

ProFund VP Pharmaceuticals[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Dow
Jones U.S. Pharmaceuticals Index.
The fund does not seek to achieve its
stated objective over a period of time
greater than one day.

ProFund VP Precious Metals[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Dow
Jones Precious Metals Index. The
fund does not seek to achieve its
stated objective over a period of time
greater than one day.

ProFund VP Short Emerging	ProFund Advisors LLC	Seeks daily investment results, before
Markets[18]		fees and expenses, that correspond to
the inverse (-1x) of the daily
performance of the Bank of New
York Emerging Markets 50 ADR
Index. The fund does not seek to
achieve its stated objective over a
period of time greater than one day.

[18]	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
[19]	There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short International[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the inverse (-1x) of the daily
performance of the Morgan Stanley
Capital International Europe,
Australasia and Far East (MSCI
EAFE) Index. The fund does not seek
to achieve its stated objective over a
period of time greater than one day.

ProFund VP Short NASDAQ-100[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the inverse (-1x) of the daily
performance of the NASDAQ-100
Index. The fund does not seek to
achieve its stated objective over a
period of time greater than one day.

ProFund VP Short Small-Cap[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the inverse (opposite) of the daily
performance of the Russell 2000
Index.

ProFund VP Small-Cap[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Russell
2000 Index. The fund does not seek
to achieve its stated objective over a
period of time greater than one day.

ProFund VP Small-Cap Value[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the S&P
SmallCap 600®/Citigroup Value
Index. The fund does not seek to
achieve its stated objective over a
period of time greater than one day.

ProFund VP Telecommunications[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Dow
Jones U.S. Telecommunications
Index. The fund does not seek to
achieve its stated objective over a
period of time greater than one day.

[18]	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP UltraNASDAQ-100[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
twice (200%) the daily performance
of the NASDAQ-100® Index. The
fund does not seek to achieve its
stated objective over a period of time
greater than one day.

ProFund VP UltraSmall-Cap[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
twice (200%) the daily performance
of the Russell 2000 Index. The fund
does not seek to achieve its stated
objective over a period of time
greater than one day.

ProFund VP U.S. Government	ProFund Advisors LLC	Seeks daily investment results, before
Plus[18]		fees and expenses, that correspond to
one and one-quarter times (125%) the
daily price movement of the most
recently issued 30-year U.S. Treasury
Bond. The fund does not seek to
achieve its stated objective over a
period of time greater than one day.

ProFund VP Utilities[18]	ProFund Advisors LLC	Seeks daily investment results, before
fees and expenses, that correspond to
the daily performance of the Dow
Jones U.S. Utilities Index. The fund
does not seek to achieve its stated
objective over a period of time
greater than one day.

ACCESS TRUST:

Access VP High Yield Fund[18,20]	ProFund Advisors LLC	Seeks to provide investment results
that correspond generally to the total
return of the high yield market
consistent with maintaining
reasonable liquidity.

[18]	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
[20]	Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust’s Board of Trustees. TAM is directly owned by Western Reserve (77%) and AUSA Holding Company (23%). For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”) located at 82 Devonshire Street, Boston, Massachusetts 02109 serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub- advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC (“ProFund Advisors”) located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 serves as the investment adviser and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ or Access Trust’s Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors. Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund. Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the Franklin Templeton VIP Founding Funds Allocation Fund and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets. FT Services is paid a fee for its services from the portfolio. Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees. Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see the section of this prospectus entitled “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	• The death benefit, cash and loan benefits.

• Investment options, including premium allocations.

• Administration of elective options.

• The distribution of reports to owners.

Costs and expenses we incur:	• Costs associated with processing and underwriting applications.

• Expenses of issuing and administering the Policy (including any Policy riders).

• Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.

• Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	• That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.

• That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Monthly Deductions

We take the monthly deductions from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	• The monthly Policy charge (for Policies applied for on or after May 1, 2009); plus

• The monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus

• The monthly charge for any benefits provided by riders attached to the Policy.

Monthly Policy Charge (for Policies Applied for On or After May 1, 2009):

• This charge currently equals $7.00 each Policy month for Juveniles at issue age 0-17 and $0 for issue ages 18 and over. After the first Policy year, we may increase this charge.

• We guarantee this charge will never be more than $12 per month for juveniles at issue age 0-17 and $0 for issue ages 18 and over.

Cost of Insurance Charge:

• We deduct this charge each month. It varies each month and is determined as follows:

1.      Divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2.      Subtract the cash value on the Monthiversary after it has been allocated among the segments of specified amount in force in the following order: first, initial specified amount; then, each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each segment of specified amount);

3. Multiply each segment of net amount at risk provided under 2. (above) by the appropriate monthly cost of insurance rate for that segment; and add the results together.

For Policies applied for on or after May 1, 2009:

• Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:

• Band 1: $50,000 - $249,999

• Band 2: $250,000 - $499,999

• Band 3: $500,000 - $999,999

• Band 4: $1,000,000 and over

• Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.

•   We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases). Riders are not included in determining the Policy’s specified amount band.

Optional Insurance Riders:

• The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured’s issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each segment of specified amount include: the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount). Monthly cost of insurance rates may change from time to time and different monthly cost of insurance rates may apply to increases in the specified amount following the Policy date and any additional death benefit. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after May 1, 2009, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured’s attained age, gender, and underwriting class. For Policies issued before January 1, 2009, these guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured’s attained age, gender, and underwriting class.

If you increase the specified amount, different monthly cost of insurance rates may apply to that segment of specified amount, based on factors such as the insured’s age and underwriting class at the time of the increase, gender, and the length of time since the increase. For Policies applied for on or after May 1, 2009: Increases in specified amount may move the Policy into a higher specified amount band, which may result in a decrease in the rates for the cost of insurance charge and possibly the premium expense charges because premium expense charges are based on the specified amount of the Base policy at the time the premium is received.

For Policies applied for on or after May 1, 2009: Decreases in specified amount may cause the Policy to drop into a lower band of specified amount, and may result in an increase in cost of insurance and premium expense charges. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes. We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider, and for any increase in rider specified amount, is calculated in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Policy without riders, except that the current rates are not guaranteed for any amount of time under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is a maximum of:

For Policies Applied for On or After May 1, 2009 this charge is a maximum of:

•	Your Policy’s cash value in each subaccount; multiplied by

•	The daily pro rata portion of the annual mortality and expense risk charge rate of 1.50%.

The annual rate for the mortality and expense risk charge is equal to 1.50% of the average daily net assets of each subaccount. We may reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 1.50% level after the 15th Policy year.

For Policies Applied for and Issued Before January 1, 2009 this charge is a maximum of:

•	Your Policy’s cash value in each subaccount; multiplied by

•	The daily pro rata portion of the annual mortality and expense risk charge rate of: 0.90% for Policy years 1-15; and .60% after the first 15 Policy years.

The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Loan Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 3.0% . After offsetting the 3.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the riders available under your Policy as noted below (see “Supplemental Benefits (Riders)”):

•	Living Benefit Rider. We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

•	Other Insured Rider. We assess a charge based on each other insured’s issue age, gender and underwriting class, and Policy year, and the rider specified amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Children’s Insurance Rider. We assess a charge based on the rider face amount, regardless of the number of children insured.

•	Accidental Death Benefit Rider. We assess a charge based on the primary insured’s attained age and rider specified amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Disability Waiver Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•	Disability Waiver and Income Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more detailed information about the portfolios.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”),who is the principal underwriter for the Policies, indirectly receive 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets. Policyowners, indirectly through their investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of this compensation is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI

Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust**	—	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

*	Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
**	Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2012 we received $10,774,890.90 million in benefits from TAM.
***	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI or its affiliates amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers, (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives, (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2012, TCI received total revenue sharing payments in the amount of $4,254,521.64 from the following fund managers and/or sub-advisers to participate in TCI’s events: AEGON USA Investment Management, Inc., AllianceBernstein Investments, American Funds, Black Rock Investment Management, Fidelity Investments, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management Inc., ING Clarion Real Estate Securities (CBRE), Invesco AIM, Janus Capital, Jennison Associates, Legg Mason Capital Management, Logan Circle Investment Partners, Madison Asset Management, LLC, Morgan Stanley Investment Management, Natixis Global Asset Management, OppenheimerFunds, Pacific Investment Management Company, and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

THE POLICY

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the insured.

•	To receive amounts payable before the death of the insured.

•	To assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment).

•	To change the owner of the Policy.

•	To change the specified amount of the Policy.

No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect the date we receive it, in good order, at our mailing address or by fax at our administrative office (1-727-299-1620), subject to payment or other actions taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	To assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of other federal or state laws relating to variable life policies; or

•	To reflect a change in the operation of the separate account; or

•	To provide additional subaccounts and/or general account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control –for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. For Policies applied for on or after May 1, 2009: Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

•	Band 1: $50,000 - $249,999

•	Band 2: $250,000 - $499,999

•	Band 3: $500,000 - $999,999

•	Band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or

•	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy.

When Insurance Coverage Takes Effect

Except as provided in the Conditional Receipt, if issued, insurance coverage will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the Conditional Receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• •	The amounts applied for under all conditional receipts issued by us; or $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	The date of application; or
•

The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, as long as all of the following Requirements are met:

1.

The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.

3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:
	a.	60 days from the date the application was signed; or

	b.	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c. When the insurance applied for goes into effect under the terms of the Policy that you applied for; or

d. The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• The conditional receipt is not valid unless:

• All blanks in the conditional receipt are completed.

• The receipt is signed by an authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

• If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•     If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

In addition to Conditional Receipt situations, coverage may begin earlier in 1035 exchange situations as well as provided in the Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover form. As provided in that form, the insurance coverage shall take effect as of the result of the assignment, and before delivery of the Policy, at the time (and not before) the following conditions have been met, and the Company may charge for coverage from the date that any such coverage takes effect:

•	The Policy has been approved for issue and, if approved other than as applied for, accepted in writing by the proposed owner and either

1.	the existing issuer has accepted the surrender of the assigned Contract but only if the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force, or

2.	if, in addition to the assignment of the Contract from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) but only if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued and full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date, if Policy is backdated). Any premium payments we receive before the Policy date (record date, if applicable) will be held in a non-interest bearing suspense account. On the Policy date (or on the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right. (While held in the reallocation account, premium(s) will be credited with interest at the current fixed rate until the reallocation date when they will be allocated to the subaccounts and/or the fixed account as you specified in your application.) Please note: Your premiums are credited on the record, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	administrative office

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

PREMIUMS

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available as an investment option into which you can direct net premiums or transfer cash value. You must follow these guidelines:

•	Allocation percentages must be in whole numbers.

•	If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly.

•	If you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $5,000.

•	Unless otherwise required by state law, we may restrict allocations and transfers to the fixed account under Policies applied for on or after May 1, 2009 if the fixed account value (excluding amounts in the loan reserve account) following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. You may also change allocation instructions through our website at www.westernreserve.com.

Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive instructions from you or your authorized representative, in good order, at our mailing address or our administrative office. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected in your application. In those states that require us to return all premiums paid for the Policy in the event you exercise your free-look right, we set the reallocation date to coincide with the free-look period applicable to your Policy plus a margin of five days for Policy delivery. Please contact your registered representative/agent for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If however you requested dollar cost averaging, we will reallocate the cash value on the reallocation date to either the fixed account, the Transamerica AEGON Money Market VP subaccount, or the Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

Please Note: For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium amount that is at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency chosen by you will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, the specified amount requested, and your Policy’s applicable C.S.O. table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added or terminated, or in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to, and including, the current month. (Your initial minimum monthly guarantee premium is shown on your Policy schedule page. You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect. Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). If the billing mode is monthly direct, the minimum payment could be increased to $100. We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations by which the Policy qualifies as life insurance under federal tax laws.

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment within 60 days after the end of the Policy year. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We accept a part of or all of your initial premiums from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Please Note: We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

TRANSFERS

General

You or your authorized representative may make transfers among the subaccounts, or between the subaccounts and the fixed account. You will be bound by any transfers made by your authorized representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greatest of 25% of the amount in the fixed account, or the amount transferred out of the fixed account the previous Policy year. However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”

•	Currently we do not, but reserve the right to, limit the amount of and the number of transfers out of the fixed account to one per Policy year. If we modify or stop our current practices, we will notify you at the time of your transfer.

•	For Policies applied for on or after May 1, 2009 : Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. This restriction will not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•	You may request transfers in writing (in a form we accept), to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

We will process any transfer order that is received in writing, in good order, at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts, or between the subaccounts and the fixed account, can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	An adverse effect on portfolio management, such as:

(a)	Impeding a portfolio manager’s ability to sustain an investment objective.

(b)	Causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case.

(c)	Causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(3)	Increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment; (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing and disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements, or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please Note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	Impose redemption fees on transfers.

•	Expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

•	Provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).

Please Note: The limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures at our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and other disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

Telephone, Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday—Friday, between the hours of 8:30 a.m.—7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). You also may request transfers electronically through our website, www.westernreserve,com. Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Additionally, please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax order in writing. If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address, or through our fax number (1-727-299-1620).

•	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your registered representative’s or Western Reserve’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (“PIN”) and your user ID and password because self-service options will be available to your agent of record and to anyone who provides your indentifying information. We will not be able to verify that the person using your PIN on the automated phone line or providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you at the time of your transfer.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions), at our mailing address (for written correspondence), or electronically through our website. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

For Policies Applied for On or After May 1, 2009, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve following the transfer would exceed $250,000. Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: If your Policy was issued before January 1, 2009 in the State of New Jersey, the fixed account is not available to you as an invest option. You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request, in good order, in writing to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio the fixed account without a transfer charge. We must receive your request to transfer the subaccount value to the fixed account in good order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica AEGON Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, in good order, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	• You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed form signed by the owner, requesting dollar cost averaging.

• You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.

• Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.

• Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:

•     We receive, in good order, at our mailing address (or by facsimile or telephone to our administrative office) a request to discontinue participation from you, your registered representative or agent of record.

• The value in the accounts from which we make the transfers is depleted.

• You elect to participate in the asset rebalancing program.

• You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program but later decide that you would like to participate again, you must sign and submit a new dollar cost averaging form, in good order. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocation instructions to match your asset rebalancing request instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date that we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• You must submit to us at our mailing address, (or by facsimile to our administrative office) a completed asset rebalancing request form, in good order, signed by the owner.

• You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	• You elect to participate in the dollar cost averaging
program.

•     We receive, in good order, at our mailing address (or by facsimile or telephone to our administrative office) a request to discontinue participation from you, your registered representative, or agent of record.

• You make any transfer to or from any subaccount other than under a scheduled rebalancing.

• You elect to participate in any asset allocation
services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1⁄2.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized representative or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the registered representative or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section above entitled “Transfers – Disruptive Trading and Market Timing,” are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or (ii) intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Note: Limitations that we may impose on your authorized representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by owners on their own behalf, except as otherwise described in this prospectus.

Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

POLICY VALUES

Cash Value

Your cash value:

•	Is determined on the Policy date and on each valuation date.

•	Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

•	Serves as the starting point for calculating values under a Policy.

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your requests to 1-727-299-1620.

Net surrender value on any valuation date equals:	• The cash value as of such date; minus

• Any outstanding loan amount including any accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	• The initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

• Units purchased with additional net premium(s); plus

• Units purchased via transfers from another subaccount or the fixed account; minus

• Units redeemed to pay for monthly deductions; minus

• Units redeemed to pay for cash withdrawals; minus

• Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account).

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•     The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

• A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus

• The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

• The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date if different, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:	• The sum of net premiums allocated to the fixed account; plus • Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

• Total interest credited to the fixed account; minus amounts charged to pay for monthly deductions; minus

• Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals (including any cash withdrawal charges, if applicable); minus

• Amounts transferred from the fixed account (including any amounts transferred from the loan reserve account) to a subaccount.

DEATH BENEFIT

Death Benefit Proceeds

We will determine the amount of and pay the death benefit proceeds on any in force Policy, upon receipt, in good order, at our administrative office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The death benefit is equal to:	• The amount determined based on the death benefit option you select (described below); minus

• Any monthly deductions due during the grace period (if applicable); minus

• Any outstanding loan amount including accrued loan interest; plus

• Any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy, or if you misstate the insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death adjusted as shown above.

Your Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of your Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets the Guideline Premium Test (“GPT”). The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.

Option A

The death benefit equals the greatest of:	• The specified amount; or

• A specified percentage called the “limitation percentage,” multiplied by

• The cash value on the insured’s date of death; or

• The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 times cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000 = 2.5 times cash value.) Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Option B

The death benefit equals the greatest of:	• The specified amount plus the cash value on the insured’s date of death; or

• The limitation percentage, multiplied by the cash value on the insured’s date of death; or

• The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.5 times cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. (The figure of $66,667 is derived by solving for cash value in the following calculation: $100,000 plus cash value = 2.5 times cash value.) Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $66,667, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Option C

The death benefit equals the greatest of:	1.	The death benefit under Option A; or

	2.	The specified amount, multiplied by

• an age-based “factor” equal to the lesser of

• 1.0 or

• 0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero);

plus the cash value on the insured’s date of death; or

	3.	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A benefit will be taken into account in the Option C death benefit.

Option C—Three Examples.

1. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 {$100,000 x the minimum of (1.0 and (0.04 x (95-75))} plus $22,000.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of {1.0 and (0.04 x (95-75))} plus $9,000 is less than the specified amount.

3. Assume that the insured is under age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000, because through age 70 the minimum of {1.0 and (0.04 x (95-age))} is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Effect of Cash Withdrawals on the Death Benefit

For Policies Applied for On or After May 1, 2009: When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. For Policies Issued Before January 1, 2009: If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so your cost of insurance rates would be higher.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount. We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727- 299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax, and Online Privileges.”)

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You can increase the specified amount at any time or decrease at any time after the third Policy year. No more than one change in the specified amount can occur each Policy year. An increase or decrease in the specified amount will affect your cost of insurance charge, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee. A change in specified amount may affect the Policy’s qualification tests as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702a and may have adverse federal tax consequences.

In addition (for Policies Applied for On or After May 1, 2009), an increase or decrease in specified amount may move the Policy into a different specified amount band so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates. If you increase your specified amount we will notify you of your new minimum monthly guarantee premium.

Any decrease will reduce your specified amount in the additional layer of coverage created:

(a)	first, by the most recent increase;

(b)	followed by, the next most recent increases successively; and

(c)	followed by, the amount specified in the original application.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	• You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.

• Decreases are only allowed after the third Policy year.

• You may not increase and decrease your specified amount in the same Policy year.

• You may not decrease your specified amount lower than the minimum specified amount under Band 1 shown on your Policy schedule page.

• You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.

• Until the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then specified amount.

• A decrease in specified amount will take effect on the first Monthiversary on or next following the day we receive your written request, in good order, at our mailing address.

Conditions for and impact of increasing the specified amount:	• Your request, in good order, must be applied for on a supplemental application and must include evidence of insurability satisfactory to us.

• Increases are allowed at any time.

• A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request.

• We may require your increase in specified amount to be at least $50,000.

• You may not decrease and increase your specified amount in the same Policy year.

For Policies applied for on or after May 1, 2009: If an increase or decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described in the section entitled “Settlement Options” in your Policy and in this prospectus.

SURRENDERS AND CASH WITHDRAWALS

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at1- 727-299-1620. We may require an original signature with your request. Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option. A surrender may have tax consequences. For more information regarding tax consequences, please see the section entitled “Federal Income Tax Considerations.”

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:

•     You must send your written cash withdrawal request with an original signature, in good order, to our mailing address (4333 Edgewood Road, N.E., Cedar Rapids, IA 52499). If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

• We may limit the number of withdrawals to one cash withdrawal per Policy year.

•     We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•     You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.

• We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. For Policies Applied for On or After May 1, 2009. When death benefit Option A is in effect or when Death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. For Policies issued before May 1, 2009: When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.

A decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The “free-look period” generally expires 10 days after you receive the Policy but in some states you may have more than 10 days. If you decide to cancel the Policy during the “free-look period,” we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request, in good order, and the returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office).

If your state requires us to allocate premiums according to a policyowner’s instructions during the “free-look period,” then the amount of the refund will be:

•	Any charges and taxes we deduct from your premiums; plus

•	Any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus

•	Your cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our administrative office or mailing address (or a fax request and page 3 of the Policy are received at our administrative office).

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums –Allocation Premiums – Reallocation Account.”)

California Policyowners Age 60 and Over

For policies issued in the state of California, if the policyowner is age 60 or older as of the Policy effective date, the Policy’s free-look period is 30 days from the date of delivery. During the 30-day “free-look period,” we will hold the net premiums in the fixed account, unless you direct us to allocate the net premiums as per your most recent allocation instructions. On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected. This automatic transfer is excluded from the transfer limitations described later in this prospectus.

You can direct the allocation of your net premiums to the subaccounts during the 30-day free-look period:

•	On your application.

•	In writing any time before the end of the 30-day free-look period.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.

•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner’s Policy.

•	Any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner’s account. Please note: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.

•	Any transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	National and state banks.

•	Savings banks and savings and loan associations.

•	Securities brokers and dealers.

•	Credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	• We may require you to borrow at least $500.

• The maximum amount you may borrow is 90% of the cash value less any outstanding Policy loan, including accrued interest.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account as collateral for the loan. The loan reserve account is part of our fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in the limited circumstances described below, by fax at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1-800-851-9777, Monday—Friday, between the hours of 8:30 a.m.—7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, you may fax it to us at 1-727-299-1620. If the loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address—4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499—and will be credited as of the date received

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account. We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We may apply different loan interest rates to different parts of the loan. After the 10th Policy year, we may apply preferred loan charged rates on an amount equal to the cash value minus premiums paid (less any cash withdrawals) and minus any outstanding loan amount. The maximum loan interest spread on preferred loans is 1.00% and the current spread is 0.0%.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 3.0%. After offsetting the 3.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan as of the last Policy anniversary plus any accrued interest. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective new annual rate of up to 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once the no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address according to our records, and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon among other factors the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount. If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments. The payments needed to reinstate the Policy will depend on whether the no lapse date has passed. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

The Policy provides a no lapse guarantee (premium protection period in Illinois). As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect. If the Policy is still in force, but the no lapse guarantee is not in effect, it can be restored by paying at any time before the no lapse date minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date:	• For a Policy issued to any insured ages 0-60, the no lapse date is the lesser of the number of years to attained age 65 or the 20th Policy anniversary.

• For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.

•     The no lapse date is specified in your Policy. Note: For all Policies with a no lapse date indicated on the Policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, that were issued before January 1, 2009 and were in force on May 1, 2009, that date was automatically extended to the Policy Anniversary in 2012.

Keeping the no lapse guarantee in effect:	• The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.

• You must pay total premiums (minus cash withdrawals, any outstanding loan amount, including accrued loan interest) that equal at least:

• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of Policy changes on minimum monthly guarantee premium:

•     We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider.

•     Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We normally will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy we will require all of the following:

•	Submit a written application for reinstatement to our mailing address or you may fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Provide evidence of insurability satisfactory to us.

•	If the no lapse guarantee has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value to a positive amount at the time of reinstatement.

•	If the no lapse guarantee has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from the Policy date through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans and accrued loan interest that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).

FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. Lack of specific IRS guidance, however, makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in cash value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative/ agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium if we have not yet credit the premium, or, if the premium has been credited, we will return the excess premium within sixty (60) days of year end.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by assignment or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1⁄2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Please Note:

•	Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U. S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U. S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided. Prospective purchasers are advised to consult with a qualified tax adviser regarding U. S., state, and foreign taxation with respect to an annuity contract purchase.

•	In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. The 2010 Taxpayer Relief Act generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER POLICY INFORMATION

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death.

•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).

•	The mortality tables we use.

•	The specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

• We will stop making payments once we have made all the payments for the period selected.

Option 2—Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:

• Only for the life of the payee, at the end of which payments will end; or

• For the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

• For the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3—Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.

• Payments to the co-payee, if living, upon the payee’s death will equal either:

• The full amount paid to the payee before the payee’s death; or

• Two-thirds of the amount paid to the payee before the payee’s death.

• All payments will cease upon the death of the co-payee.

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured’s 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended.

Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing address for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

1.	If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or
2.	We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above. Please Note: Item 2 above may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our administrative office. However, we can postpone such payments if any of the following occurs:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.

•	The SEC permits, by an order, the postponement for the protection of policyowners.

•	The SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

•	When mandated by applicable law.

In addition, pursuant to SEC rules, if either the Transamerica AEGON Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica AEGON Money Market subaccount or the ProFund VP Money Market subaccount until the portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002. The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	The date the Policy matures;

•	The date the Policy lapses;

•	The date we receive, in good order, your written request to surrender or terminate; or

•	The date of the insured’s death.

Assignment of the Policy

You may assign your Policy by filing a written request with us. We will not be bound by any assignment until we record it in our records. Unless otherwise specified by you, the assignment will then take effect on the date the assignment is signed by you, subject to any payments made or actions taken by us prior to our recording of the assignment. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment.

SUPPLEMENTAL BENEFITS (RIDERS)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. These riders may not be available in all states; certain benefits and features may vary by state and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Other Insured Rider

This rider may insure the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the specified amount of the rider to the primary insured, or to the selected beneficiary for 2001 C.S.O. policies. Available for issue ages 0-85, our minimum face amount for this rider is $10,000. The maximum face amount is the lesser of $500,000 or the total amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof (in good order at our mailing address) of the Other Insured’s death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured’s life (without evidence of insurability).

Conditions to convert the rider:	• Your request, in good order, must be in writing and sent to our mailing address.

• The Other Insured has not reached his/her 70th birthday (for Policies applied for on or after May 1, 2009), or 86th birthday (for Policies issued before January 1, 2009);

• The new policy is any permanent insurance policy that we currently offer for conversion.

•   Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

• We will base your premium on the Other Insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• The maturity date of the Policy; or

• The Policy anniversary nearest to the Other Insured ‘s 100th birthday; or

• The date the Policy terminates for any reason except for death of the primary insured; or

• 31 days after the death of the primary insured; the date of conversion of this rider; or

• The Monthiversary when the rider terminates upon the owner’s written request.

Children’s Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption. The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof in good order at our mailing address that the insured child died while the rider was in force for that child. At each insured child’s age 25 this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider

Available to primary insured issue ages 15-59, the minimum specified amount for this rider is $10,000. The maximum specified amount available for this rider is the lesser of (i) $150,000 or (ii) 150% of the Policy’s specified amount.

Subject to certain limitations, we will pay the specified amount if the primary insured’s death results solely from accidental bodily injury where:

•	The death is caused by external, violent, and accidental means.

•	The death occurs within 90 days of the accident.

•	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	The Policy anniversary nearest the primary insured’s 70th birthday; or

•	The date the Policy terminates; or

•	The Monthiversary when this rider is terminated upon the owner’s written request.

Disability Waiver Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the primary insured is disabled. This rider may be purchased if the primary insured’s issue age is 15-55 years of age. We must receive proof, in good order, at our mailing address that:

•	The primary insured is totally disabled.

•	The rider was in force when the primary insured became disabled.

•	The primary insured became disabled before the Policy anniversary nearest the insured’s 60th birthday.

•	The primary insured is continuously disabled for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address.

Disability Waiver and Income Rider

This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if the primary insured’s issue age is 15-55 years of age. The minimum income amount for this rider is $10/month. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the primary insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by

•	The election percentage of the death benefit you elect to receive (“election percentage”); divided by

•	1 + i (“i” equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus

•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

•	The benefit available under any PIR or PIR Plus in force.

The election percentage is a percentage that you select. It may not be greater than 100%.

The rider terminates at the earliest of:

•	The date the Policy terminates.

•	The date a settlement option takes effect.

•	The date we pay a single-sum benefit.

•	The date you terminate the rider.

We will not pay a benefit under the rider if the primary insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

We do not assess an administrative charge for this rider; however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. The terms of this rider may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 3.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is ($400,000 x 0.50 / 1.06)—($10,000 x 0.50). After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

NOTE: Before adding this rider to an existing Policy or requesting payment under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.

Additional Information

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to your Policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate). “Good order” means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) we require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement. TCI, our affiliate, serves as principal underwriter for the Policies pursuant to the terms of a principal underwriting and distribution agreement for the distribution and sale of the Policies. We pay commissions to TCI, which are passed on to selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions paid to firms selling the Policies, as described below).

Special Compensation for Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s main distribution channel is TFA, an affiliate, which sells Western Reserve products. (Note: Effective January 6, 2012, our affiliate, World Group Securities (“WGS”) merged with TFA.)

There are no commissions paid on this Policy.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

GLOSSARY

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299- 1648 (for subaccount transfers only); and 1-727-299-1620 (for all other requests). Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e- commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The WRL Associate Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	The sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and, if the insured dies during the grace period, any charges that are due and unpaid.

face amount	The dollar amount of coverage as stated in any rider that you may add to your Policy.

fixed account	An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey before May 1, 2009.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order	An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

indebtedness	Outstanding loan payments plus accrued interest at the time your Policy lapsed.

in force	While coverage under the Policy is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday nearest to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured’s age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse	When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, and all claims, correspondence and notices must be sent to this address.

maturity date	The Policy anniversary nearest the insured’s 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

maximum fixed account value	For Policies applied for on or After May 1, 2009 : The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights).

minimum monthly guarantee premium	The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to the Policy.

mortality and expense	This charge is a daily deduction from each subaccount that is taken before determining

risk charge	the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any outstanding loan amount and accrued loan interest.

no lapse date	The no lapse date is defined as follows: For a Policy issued to any insured ages 0-60, the no lapse date is the anniversary on which the insured’s attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date, generally, when our underwriting process is complete and full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date coverage goes into effect. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, we set the reallocation date to coincide with the free-look period that is applicable to your Policy plus a margin of five days for Policy delivery. In all other states, the reallocation date is the later of the Policy date or the record date.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The minimum death benefit we will pay under the Policy provided the Policy is in force.
(may be referred to as	The initial specified amount of life insurance that you have selected is shown on the

“face amount” in riders)	Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy’s specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

termination	When the insured’s life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open. Please Note: Any day that Western Reserve is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company (Western Reserve; WRL)	Western Reserve Life Assurance Co. of Ohio.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or	The person entitled to exercise all rights as owner under the Policy.
policyowner)

APPENDIX A—ILLUSTRATIONS

FOR POLICIES APPLIED FOR ON OR

AFTER MAY 1, 2009

(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

APPENDIX A—ILLUSTRATIONS

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first of the illustrations that follows is based on a Policy for an insured who is a 35 year old male in the Ultimate Select rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,328, a $300,000 initial specified amount and death benefit Option A. That illustration also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration reflects the current charges for the Policy and the guaranteed illustration reflects the guaranteed charges for a Policy. These fees are:

(1) The daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 1.50% of the average net assets of the subaccounts during the first 15 Policy years; we may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 1.50% level after the 15th Policy year;

(2) The estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.26% of the portfolios’ gross average daily net assets. The 1.26% gross average portfolio expense level assumes an equal allocation of amounts among the 67 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2012 for the portfolios to calculate the gross average annual expense level; and

(3) The cost of insurance charges and the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently assessing such charges.If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly deductions, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – “Inquiries.”)

WRL ASSOCIATE FREEDOM ELITE BUILDER

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 35

Specified Amount	$300,000	Ultimate Select Class
Annual Premium	$2,328	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.26% (Net)	4.74% (Net)	8.74% (Net)	-1.26% (Net)	4.74% (Net)	8.74% (Net)
1	300,000	300,000	300,000	2,131	2,266	2,357
2	300,000	300,000	300,000	4,200	4,603	4,881
3	300,000	300,000	300,000	6,182	6,984	7,556
4	300,000	300,000	300,000	8,082	9,415	10,398
5	300,000	300,000	300,000	9,904	11,899	13,418
6	300,000	300,000	300,000	11,649	14,437	16,632
7	300,000	300,000	300,000	13,317	17,028	20,049
8	300,000	300,000	300,000	14,906	19,670	23,682
9	300,000	300,000	300,000	16,411	22,359	27,539
10	300,000	300,000	300,000	17,826	25,088	31,631
15	300,000	300,000	300,000	23,620	39,393	56,293
20	300,000	300,000	300,000	27,915	56,940	94,152
25	300,000	300,000	300,000	28,256	75,477	148,883
30 (Age 65)	300,000	300,000	300,000	22,802	94,103	230,776
35 (Age 70)	300,000	300,000	413,137	12,116	114,078	356,153
40 (Age 75)	*	300,000	581,808	*	137,230	543,746
45 (Age 80)	*	300,000	866,483	*	162,369	825,222
50 (Age 85)	*	300,000	1,303,547	*	189,984	1,241,474
55 (Age 90)	*	300,000	1,945,001	*	221,142	1,852,382
60 (Age 95)	*	300,000	2,793,406	*	264,810	2,765,748
65 (Age 100)	*	337,200	4,162,190	*	337,200	4,162,190

NET SURRENDER VALUE

Assuming Hypothetical Gross and Net Annual Investment Return of

End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	End of Policy	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.26% (Net)	4.74% (Net)	8.74% (Net)	Year	-1.26% (Net)	4.74% (Net)	8.74% (Net)
1	2,131	2,266	2,357	20	27,915	56,940	94,152
2	4,200	4,603	4,881	25	28,256	75,477	148,883
3	6,182	6,984	7,556	30 (Age 65)	22,802	94,103	230,776
4	8,082	9,415	10,398	35 (Age 70)	12,116	114,078	356,153
5	9,904	11,899	13,418	40 (Age 75)	*	137,230	543,746
6	11,649	14,437	16,632	45 (Age 80)	*	162,369	825,222
7	13,317	17,028	20,049	50 (Age 85)	*	189,984	1,241,474
8	14,906	19,670	23,682	55 (Age 90)	*	221,142	1,852,382
9	16,411	22,359	27,539	60 (Age 95)	*	264,810	2,765,748
10	17,826	25,088	31,631	65 (Age 100)	*	337,200	4,162,190
15	23,620	39,393	56,293

*	In the absence of an additional payment, the Policy would lapse.

WRL ASSOCIATE FREEDOM ELITE BUILDER

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 35

Specified Amount	$300,000	Ultimate Select Class
Annual Premium	$2,328	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.26% (Net)	4.74% (Net)	8.74% (Net)	-1.26% (Net)	4.74% (Net)	8.74% (Net)
1	300,000	300,000	300,000	1,945	2,074	2,160
2	300,000	300,000	300,000	3,820	4,200	4,461
3	300,000	300,000	300,000	5,632	6,382	6,916
4	300,000	300,000	300,000	7,370	8,610	9,525
5	300,000	300,000	300,000	9,039	10,891	12,302
6	300,000	300,000	300,000	10,639	13,222	15,258
7	300,000	300,000	300,000	12,163	15,598	18,398
8	300,000	300,000	300,000	13,605	18,012	21,727
9	300,000	300,000	300,000	14,962	20,460	25,254
10	300,000	300,000	300,000	16,229	22,935	28,988
15	300,000	300,000	300,000	21,247	35,746	51,332
20	300,000	300,000	300,000	24,003	49,210	81,705
25	300,000	300,000	300,000	22,843	61,653	122,384
30 (Age 65)	300,000	300,000	300,000	15,836	71,080	178,083
35 (Age 70)	*	300,000	300,000	*	73,532	257,842
40 (Age 75)	*	300,000	400,625	*	62,274	374,416
45 (Age 80)	*	300,000	566,105	*	17,627	539,148
50 (Age 85)	*	*	801,900	*	*	763,714
55 (Age 90)	*	*	1,114,867	*	*	1,061,778
60 (Age 95)	*	*	1,493,235	*	*	1,478,451
65 (Age 100)	*	*	2,111,390	*	*	2,111,390

NET SURRENDER VALUE

Assuming Hypothetical Gross and Net Annual Investment Return of

End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	End of Policy	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.26% (Net)	4.74% (Net)	8.74% (Net)	Year	-1.26% (Net)	4.74% (Net)	8.74% (Net)
1	1,945	2,074	2,160	20	24,003	49,210	81,705
2	3,820	4,200	4,461	25	22,843	61,653	122,384
3	5,632	6,382	6,916	30 (Age 65)	15,836	71,080	178,083
4	7,370	8,610	9,525	35 (Age 70)	*	73,532	257,842
5	9,039	10,891	12,302	40 (Age 75)	*	62,274	374,416
6	10,639	13,222	15,258	45 (Age 80)	*	17,627	539,148
7	12,163	15,598	18,398	50 (Age 85)	*	*	763,714
8	13,605	18,012	21,727	55 (Age 90)	*	*	1,061,778
9	14,962	20,460	25,254	60 (Age 95)	*	*	1,478,451
10	16,229	22,935	28,988	65 (Age 100)	*	*	2,111,390
15	21,247	35,746	51,332

*	In the absence of an additional payment, the Policy would lapse.

PROSPECTUS BACK COVER

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

Western Reserve Life

4333 Edgewood Rd. NE.

Cedar Rapids, Iowa 52499

1-800-851-9777

Facsimile: 1-727-299-1620

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)

www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-157211/811-4420